                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AutoZone, Inc. (the "Company") on Form 10-Q for the period ended February 14, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve Odland, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 15, 2004

                                                /s/ STEVE ODLAND
                                                --------------------------------
                                                Steve Odland
                                                Chairman, President and
                                                Chief Executive Officer